Exhibit 10.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. Contract ID Code Cost-Plus-Fixed-Fee	Page 1 of 6
2. Amendment/Modification No. P00024	3. Effective Date 24 JAN 2005		4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued by	Code	W31P4Q	7. Administered By (If other than Item 6)	Code
US ARMY AVIATION & MISSILE COMMAND
AMSAM-AC-LM-P
KIM WOODBERRY (256) 876 - 2349
REDSTONE ARSENAL AL 35898 - 5280

EMAIL : XIM.WOODBERRY@REDSTONE.ARMY.MIL
SCD PAS ADP PT
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)			☐	9A. Amendment Of Solicitation No.

PARAGON SYSTEMS INC				9B. Dated (See Item 11)
1134 22ND STREET NORTH
BIRMINGHAM, AL 35234 - 2725			☒	10A. Modification Of Contract/Order No.

DAAH01 -00-C-0057
TYPE BUSINESS: Small Disadvantaged Business Performing in U.S.				10B. Dated (See Item 13)
Code 69298	Facility Code			2000MAR13
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning                 copies of the amendments:

(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE : G It Modifies The Contract/Order No. As Described In Item 14.
☐	A. This Change Order is Issued Pursuant To :		The Changes Set Forth In Item 14 Are Made In
The Contract/Order No. In Item 10A.
☐

B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43. 103(b).

☒				C. This Supplemental Agreement Is Entered Into Pursuant to Authority Of: MUTUAL AGREEMENT
☐				D. Other (Specify type of modification and authority)
E. IMPORTANT : Contractor ☐ is not, ☒ is required to sign this document and return copies to the Issuing Office.
14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2005OCT31

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)
HAROLD R. BRIGHT, EVP		JAMES C. ADAMS JAMES. ADAMS @ REDSTONE. ARMY. MIL (256) 876-1606
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America		16C. Date Signed
/s/ Harold R.Bright	19 Jan 05	By	/s/ James C. Adams	24 Jan 05
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN7540-01-152-8070	30-105-02			STANDARD FORM 30 (REV, 10-83)
PREVIOUS EDITIONS UNUSABLE				Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued	Page 2 of 6
PHN/SHN DAAH01 - 00 - C - 0057 MOD/AMD P00024
Name of Offeror or Contractor: PARAGON SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

1.                                       THE PURPOSE OF THIS MODIFICATION IS TO EXTEND THE PERIOD OF PERFORMANCE FOR YEAR 5 AS STATED BELOW:

CLIN	FROM	TO

CLIN 0051AA FT. BLISS, TX	31 MAR 2005	30 SEP 2005
CLIN 0051AB FT. SILL, OK	31 MAR 2005	30 SEP 2005
CLIN 0051AG TM/SGI	31 MAR 2005	30 SEP 2005

2.                                       THE FOLLOWING CLINS SHALL BE EXTENDED THROUGH 31 OCT 2005 FOR THE INCLUSION OF

PHASE-OUT.

CLIN 0052AA SURGE (PHASE-OUT)	31 MAR 2005	31 OCT 2005
CLIN 0058 MATERIAL	31 MAR 2005	31 OCT 2005
CLIN 0059 TRAVEL	31 MAR 2005	31 OCT 2005
CLIN 0060 ODC	31 MAR 2005	31 OCT 2005

3.                                       AS A RESULT OF THE ABOVE, CLINS 0058AB, 0099AB AND 0060AB ARE CREATED AND FUNDED AS SHOWN BELOW:

CLIN 0058AB MATERIAL	$27,042.67
CLIN 0059AB TRAVEL	$27,067.91
CLIN 0050AB ODC	$39,698.93

4.                                       THIS MODIFICATION ALSO CORRECTS P00023 NARRATIVE A038 TO READ: “THE CONTRACT IS HEREBY INCREASED FROM $10,403,170.35 BY $1,573,505.06 TO $11,976,675.41.”

5.                                       AS A RESULT OF THIS MODIFICATION, THE CONTRACT IS INCREASED FROM $11,976,675.41 BY $93,809.51 TO $12,070,484.92.

6.                                       ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 039 ***